SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 28, 2009

                                 Cox Radio, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)


       Delaware                   1-12187                     58-1620022
   -----------------          ---------------             ------------------
    (State or other             (Commission               (I.R.S. Employer
     jurisdiction of             File Number)              Identification No.)
     incorporation)



          6205 Peachtree Dunwoody Road                             30328
 --------------------------------------------------            ------------
     (Address of principal executive offices)                   (Zip Code)


                                 (678) 645-0000
                             -----------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01   Notice of Delisting.

On May 29, 2009, we notified the New York Stock Exchange (the "NYSE") that the Merger (as defined in Item 8.01 below) had been consummated and requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the "Commission") with respect to our Class A common stock, par value $0.33 per share (the "Former Public Stock"). Trading in the Former Public Stock was suspended prior to the market opening on June 1, 2009, and we have been advised by the NYSE that a Form 25 will be filed with the Commission on or about June 2, 2009.

Item 5.02   Amendments to Compensatory Plans.

On May 28, 2009, pursuant to powers delegated to the Compensation Committee of our board of directors, the Compensation Committee amended the Cox Radio, Inc. Third Amended and Restated Long-Term Incentive Plan so that participants would receive certain financial and other information if we no longer are required to file reports pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are relying on the exemption from registration provided by Rule 12h-1(f)(1) promulgated under the Exchange Act.

The foregoing description of the amendment to the plan is qualified by reference to the full text of the amendment attached hereto as Exhibit 10.3 and is hereby incorporated herein by reference.

Item 5.03   Amendments to Articles of Incorporation.

Upon the effective time of the Merger, our certificate of incorporation was amended and restated in its entirety in order to, among other things:

o  provide more generally for the purposes of the corporation;

o  eliminate preferred stock from our authorized capital stock;

o provide for indemnification of directors and officers at the discretion of the corporation; and

o promote efficiency in our constitutive documents by removing corporate governance provisions that are set forth in our bylaws.


A copy of the amended certificate of incorporation is attached hereto as Exhibit
3.1 and is hereby incorporated herein by reference.

Item 8.01   Other Events.

As previously announced, Cox Enterprises, Inc. and Cox Media Group, Inc. successfully completed their tender offer to acquire all of the outstanding shares of our Former Public Stock not otherwise owned Cox Media Group. A total of 9,721,047 shares of Former Public Stock were validly tendered and purchased on May 26, 2009. Cox Media Group subsequently converted all outstanding shares of our Class B common stock held by it into shares of Former Public Stock, and as a result, Cox Media Group held 72,046,017 shares of our Former Public Stock, or approximately 90.6% of the outstanding shares of Former Public Stock, as of May 28, 2009.

On May 29, 2009, Cox Media Group caused the consummation of a short-form merger pursuant to Section 253 of the Delaware General Corporation Law (the "Merger"). In the Merger, CXR Acquisition, Inc., a wholly-owned subsidiary of Cox Media Group, was merged with and into Cox Radio, with Cox Radio continuing as the surviving corporation and as an indirect, wholly-owned subsidiary of Cox Enterprises. Pursuant to the Merger, all shares of Former Public Stock were cancelled, and shares of Former Public Stock, other than those held by Cox Media Group and by Cox Radio in treasury, were converted into the right to receive $4.80 per share, without interest, subject to the assertion and perfection of appraisal rights by the former holders of the Former Public Stock pursuant to
Section 262 of the Delaware General Corporation Law.

Persons who held Former Public Stock will receive materials advising them of how to surrender their shares of Former Public Stock and receive the merger consideration and of their appraisal rights under Delaware law. We expect to mail these materials on or about June 3, 2009.

Item 9.01   Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibit:

         3.1  Amended Certificate of Incorporation of Cox Radio, Inc.

         10.1 Cox Radio, Inc. Third Amended and Restated Long-Term Incentive Plan (management contract or compensatory plan) (incorporated by reference to Exhibit 10.2 to Cox Radio's Report on Form 10-Q for the period ended March 31, 2005).

         10.2 Amendment Number One to the Cox Radio, Inc. Third Amended and Restated Long-Term Incentive Plan (management contract or compensatory plan) (incorporated by reference to Exhibit 10.1 to Cox Radio's Current Report on Form 8-K dated December 11, 2008 and filed December 17, 2008).

         10.3 Amendment Number Two to the Cox Radio, Inc. Third Amended and Restated Long-Term Incentive Plan (management contract or compensatory plan).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COX RADIO, INC.


Date:  June 1, 2009                   By: /s/  Charles L. Odom
                                          -----------------------------------
                                          Name:  Charles L. Odom
                                          Title: Chief Financial Officer

                                                                     Exhibit 3.1


                      AMENDED CERTIFICATE OF INCORPORATION
                                       OF
                                 COX RADIO, INC.

                  FIRST. The name of the corporation is:


                            Cox Radio, Inc. (the "Corporation").


                  SECOND. The Corporation's registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808. The registered agent in charge thereof is Corporation Service Company.

                  THIRD. The purpose or purposes of the Corporation are as follows:

                  To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (the "DGCL"), and to have and exercise all the powers conferred by the laws of the State of Delaware upon corporations organized under the DGCL.

                  FOURTH. The total number of shares of all capital stock that the Corporation shall have the authority to issue is three hundred forty-five million (345,000,000) shares of Common Stock, par value $0.01 per share ("Common Stock"). The Common Stock shall be divided into classes as follows: two hundred and ten million (210,000,000) shares of Class A Common Stock ("Class A Stock") and one hundred thirty-five million (135,000,000) shares of Class B Common Stock ("Class B Stock").

                  FIFTH. Except as otherwise provided in this Article Fifth, each share of Common Stock shall be identical.

                  A. Voting Rights. Each share of Class A Stock shall entitle the holder thereof to one (1) vote and each share of Class B Stock shall entitle the holder thereof to ten (10) votes. Except as set forth herein or as may otherwise be required by the laws of the State of Delaware, all actions submitted to a vote of stockholders of the Corporation (including, without limitation, any proposed amendment to this Amended Certificate of Incorporation (this "Certificate") that would increase the number of authorized shares of Class A Stock or of Class B Stock or decrease the number of authorized shares of any such class of stock (but not below the number of shares thereof then outstanding)) shall be voted on by the holders of Class A Stock and Class B Stock voting together as a single class, and no separate vote or consent of the holders of shares of Class A Stock or the holders of the shares of Class B Stock shall be required for the approval of any such matter. The holders of Class A Stock and Class B Stock shall each be entitled to vote separately as a class with respect to (i) amendments to this Certificate that alter or change the powers, preferences or special rights of their respective class of stock so as to affect them adversely and (ii) such other matters as require class votes under the DGCL. Except as otherwise provided by law or pursuant to this Article Fifth, the holders of the Class A Stock and the Class B Stock shall have sole voting power for all purposes, each holder of Class A Stock and each holder of Class B Stock being entitled to vote as provided in this Article Fifth.

                  B. Dividends. If and when dividends on the Class A Stock and Class B Stock are declared payable from time to time by the Board as provided in this Article Fifth, whether payable in cash, in property or in shares of stock of the Corporation, the holders of Class A Stock and the holders of Class B Stock shall be entitled to share equally, on a per share basis, in such dividends, subject to the limitations described below. If dividends are declared that are payable in shares of Class A Stock or Class B Stock, such dividends shall be payable at the same rate on all classes of Common Stock and the dividends payable in shares of Class A Stock shall be payable only to holders of Class A Stock and the dividends payable in shares of Class B Stock shall be payable only to holders of Class B Stock. If the Corporation shall in any manner subdivide or combine the outstanding shares of Class A Stock or Class B Stock, the outstanding shares of the other class of Common Stock shall be proportionally subdivided or combined in the same manner and on the same basis as the outstanding shares of Class A Stock or Class B Stock, as the case may be, that have been subdivided or combined. Subject to provisions of law, the holders of the Class A Stock and the Class B Stock shall be entitled to receive dividends at such time and in such amounts as may be determined by the Board and declared out of any funds lawfully available therefor. Dividends on the Class A Stock and the Class B Stock shall be payable only as and when declared by the Board.

                  C. Conversion of Class B Stock by Holder.

                           1. The holder of each share of Class B Stock shall
have the right at any time, or from time to time, at such holder's option, to convert such share into one fully paid and nonassessable share of Class A Stock on and subject to the terms and conditions hereinafter set forth.

                           2. In order to exercise his conversion privilege, the
holder of any shares of Class B Stock to be converted shall deliver a written notice of the election of the holder to convert such shares and, if applicable, shall present and surrender with such notice any certificate or certificates representing such shares, duly endorsed, during usual business hours at any office or agency of the Corporation maintained for the transfer of Class B Stock. Such notice shall also state the name or names (with address) in which the shares of Class A Stock issuable on such conversion shall be registered.
If required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or his duly authorized representative. Each conversion of shares of Class B Stock shall be deemed to have been effected at the close of business on the date (the "conversion date") on which such notice and, if applicable, the certificate or certificates representing such shares and any required instruments of transfer shall have been received as aforesaid, provided, however, that the conversion may, at the option of any holder of any shares of Class B Stock to be converted, be conditioned upon notice by such holder to the Corporation of the occurrence of any specified event (including, without limitation, the closing of any sale, exchange or other disposition of such shares of Class B Stock), and the person or persons in whose name or names the shares of Class A Stock shall be issuable on such conversion shall be, for the purpose of receiving dividends and for all other corporate purposes whatsoever, deemed to have become the holder or holders of record of the shares of Class A Stock represented thereby on the conversion date.

                           3. As promptly as practicable after the delivery of
notice of conversion, as herein provided, of any shares of Class B Stock
(but only after the notice of the occurrence of any event specified, if any, by the holder of such shares of Class B Stock), the Corporation shall issue the number of shares of Class A Stock issuable upon such conversion. The issuance of shares of Class A Stock issuable upon the conversion of shares of Class B Stock by the registered holder thereof shall be made without charge to the converting holder for any tax imposed on the Corporation in respect of the issue thereof. The Corporation shall not, however, be required to pay any tax that may be payable with respect to any transfer involved in the issue of the shares being converted, and the Corporation shall not be required to issue such shares unless and until the person requesting the issue thereof shall have paid to the Corporation the amount of such tax or has established to the satisfaction of the Corporation that such tax has been paid.

                           4. Upon any conversion of shares of Class B Stock
into shares of Class A Stock pursuant hereto, no adjustment with respect to dividends shall be made; only those dividends shall be payable on the shares so converted as have been declared and are payable to holders of record of shares of Class B Stock on a date prior to the conversion date with respect to the shares so converted; and only those dividends shall be payable on shares of Class A Stock issued upon such conversion as have been declared and are payable to holders of record of shares of Class A Stock on or after such conversion date.

                           5. In case of any sale or conveyance of all or
substantially all of the property or business of the Corporation as an entirety, a holder of a share of Class B Stock shall have the right thereafter to convert such share into the kind and amount of cash, shares of stock and other securities and properties receivable upon such sale or conveyance by a holder of one share of Class A Stock and shall have no other conversion rights with regard to such share. The provisions of this Section C.5 of Article Fifth shall similarly apply to successive sales or conveyances.

                           6. Shares of Class B Stock converted into Class A
Stock shall be retired and shall resume the status of authorized but unissued shares of Class B Stock.

                           7. Such number of shares of Class A Stock as may from
time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of Class B Stock.

                  D. Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily (sometimes referred to as liquidation), after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Class A Stock and the Class B Stock shall be entitled to share equally, on a per share basis, in the distribution of the remaining assets of the Corporation. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section D of Article Fifth.

                  SIXTH. The business, property and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors of the Corporation shall be as specified in, or determined in the manner provided in, the Amended and Restated Bylaws of the Corporation, as amended or restated (the "Bylaws"). Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. Meetings of the Board of Directors may be held within or without the State of Delaware as the Bylaws of the Corporation may provide. The books and records of the Corporation may be kept (subject to applicable laws) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                  SEVENTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation shall have the power without assent or vote of the stockholders to adopt, amend, alter or repeal the Bylaws of the Corporation.

                  EIGHTH. The Corporation shall have perpetual existence.

                  NINTH. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

                  TENTH. To the fullest extent permitted by applicable law, the Corporation is authorized to provide for the indemnification of (and advancement of expenses to) directors and officers of the Corporation (and any other persons to whom the DGCL permits the Corporation to provide indemnification), including, without limitation, through Bylaw provisions, agreements with such directors, officers or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders, and others.

                  The right to indemnification of (and advancement of expenses to) directors and officers arising from the forgoing provisions of this Article Tenth shall not be eliminated or impaired by an amendment to such provisions after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

                  ELEVENTH. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate in its present form or as hereafter amended are granted subject to the rights reserved in this Article Eleventh.

                  TWELFTH. The Corporation shall not be governed by Section 203 of the DGCL.

                                                                    Exhibit 10.3


                              AMENDMENT NUMBER TWO
                                     TO THE
                                 COX RADIO, INC.
               THIRD AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

Pursuant to the power of amendment reserved under Section 11.01 of the Cox Radio, Inc. Third Amended and Restated Long-Term Incentive Plan (the "Plan"), the Plan hereby is amended as set forth herein. This amendment shall supersede the provisions of the Plan document to the extent those provisions are inconsistent with the provisions of this amendment, including re-numbering and re-lettering sections and updating internal references as appropriate.

                                       1.

Section 7 of the Plan is amended by inserting the following new subsection 7.07:

         7.07. Disclosure. If the Corporation (i) no longer has a class of securities registered under Section 12 of the Exchange Act, (ii) no longer is required to file reports pursuant to Section 15(d) of the Exchange Act, and (iii) relies on the exemption from registration under
         Section 12(g) of the Exchange Act pursuant to paragraph (f)(1) of Rule 12h-1 with respect to Options issued under the Plan, the Corporation agrees to provide to the holders of such Options the information described in Rules 701(e)(3), (4) and (5), as such rules may be amended from time to time, under the Securities Act of 1933, every six months (with the financials not more than 180 days old) until the Corporation again becomes subject to the reporting requirements of Section 13 or
         Section 15(d) of the Exchange Act or is no longer relying on such exemption. Such information may be provided either by physical or electronic delivery or by written notice to the holders of Options of the availability of the information on an Internet site. Notwithstanding this Section 7.07, the Participant may be required to enter into a written agreement to keep the information provided to him or her pursuant to this Section 7.07 confidential prior to providing such information to the Participant.

                                       2.

This Amendment Number Two to the Plan shall be effective as of January 1, 2009.